Exhibit (h)(6)


                                    EXHIBIT A


     THIS EXHIBIT A, amended and restated as of September 30, 2009, is Exhibit A to that certain Transfer Agency Services Agreement dated as of June 10, 2006, as amended, by and among PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), Allegiant Advantage Fund and Allegiant Funds.



                                 ALLEGIANT FUNDS
                                   PORTFOLIOS

                   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND
                        ALLEGIANT INTERMEDIATE BOND FUND
                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                      ALLEGIANT LIMITED MATURITY BOND FUND
                      ALLEGIANT TOTAL RETURN ADVANTAGE FUND
             ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
                               ALLEGIANT BOND FUND
                       ALLEGIANT GOVERNMENT MORTGAGE FUND
               ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                         ALLEGIANT ULTRA SHORT BOND FUND
                          ALLEGIANT S&P 500 INDEX FUND
                       ALLEGIANT BALANCED ALLOCATION FUND
                         ALLEGIANT LARGE CAP GROWTH FUND
                         ALLEGIANT LARGE CAP VALUE FUND
                    ALLGNT MULTI-FACTOR SMALL CAP VALUE FUND
                       ALLEGIANT INTERNATIONAL EQUITY FUND
                      ALLEGIANT LARGE CAP CORE EQUITY FUND
                          ALLEGIANT MID CAP VALUE FUND
                          ALLEGIANT SMALL CAP CORE FUND
                     ALLGNT MULTI-FACTOR SMALL CAP CORE FUND
                    ALLGNT MULTI-FACTOR SMALL CAP GROWTH FUND
                   ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
                      ALLEGIANT TREASURY MONEY MARKET FUND
                           ALLEGIANT MONEY MARKET FUND
                     ALLEGIANT GOVERNMENT MONEY MARKET FUND
                     ALLEGIANT TAX EXEMPT MONEY MARKET FUND
               ALLEGIANT PENNSYLVANIA TAX EXMPT MONEY MARKET FUND
                         ALLEGIANT HIGH YIELD BOND FUND


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                            ALLEGIANT ADVANTAGE FUND
                                   PORTFOLIOS

                         INSTITUTIONAL MONEY MARKET FUND
                   INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                    INSTITUTIONAL TREASURY MONEY MARKET FUND



                                     PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.

                                     By: _____________________

                                     Name: _____________________

                                     Title: _____________________

ALLEGIANT ADVANTAGE FUND

By: _______________________

Name:  ____________________

Title: ____________________


ALLEGIANT FUNDS

By: _______________________

Name:  ____________________

Title: ____________________